ACQUISITIONS IN 2013 (Tables)	12 Months Ended
Dec. 31, 2013
Acquisitions In 2013 Tables
Schedule of acquisitions

Acquisitions of Senior Housing Properties

The following table summarizes the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition, in accordance with the acquisition method of accounting:

	At Acquisition
	Managed	Holiday
	Properties	Portfolio	Total
Allocation of Purchase Price (A)(B)
Investments in Real Estate	$268,010	$937,548	$1,205,558
Resident Lease Intangibles	31,673	57,883	89,556
Non-compete Intangibles	1,000	—	1,000
Land Lease Intangibles	—	3,498	3,498
PILOT Intangible	3,700	—	3,700
Other Intangibles	500	1,546	2,046
Assumed mortgage notes payable	(43,128)	—	(43,128)
Other Assets, net of other liabilities	(2,157)	—	(2,157)
Subtotal	$259,598	$1,000,475	$1,260,073

Mortgage Notes Payable (C)	(175,871)	(719,350)	$(895,221)
Net assets acquired	$83,727	$281,125	$364,852
Total acquisition related costs (D)	$6,118	$3,604	$9,722

(A)	Due to the timing of the acquisitions, for the November and December acquisitions,, Newcastle is still obtaining additional information relating to the purchase price allocation. Therefore, the review process of the purchase price allocation is not complete. Newcastle expects to complete this process within twelve months of the acquisition.
(B)	Includes $1.5 million for the fair value of an earn-out payment to the seller if the aggregate EBITDA in one of the portfolios acquired for any calendar years in which the third, fourth, fifth and/or sixth anniversary of the acquisition date occurs is equal to or in excess of an earn-out threshold, as defined within the agreement. The undiscounted earn-out payment is limited to $4.6 million, as per the agreement.
(C)	See Note 14.
(D)	Acquisition related costs are expensed as incurred and included within general and administrative expense on the consolidated statements of income.

Restructuring and Spin-off of Media Investments

The following table summarizes the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition, in accordance with the acquisition method of accounting:

As of November 26, 2013
Cash and cash equivalents	$22,368
Property, plant and equipment	272,153
Intangibles	146,019
Goodwill	126,686
Restricted cash	6,295
Receivables and other assets	100,483
Total assets acquired	674,004
Less:
Credit facilities	182,000
Other liabilities	102,910
Net assets acquired	$389,094

Restructuring of Golf Investment

The following table summarizes the allocation of the purchase price to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition, in accordance with the acquisition method of accounting:

As of December 30, 2013
Cash	$19,378
Investments in other real estate	259,573
Intangible assets	98,866
Restricted cash	3,512
Receivables and other assets	34,898
Total assets acquired	$416,227
Less:
Credit facilities	228,832
Other liabilities	184,529
Noncontrolling interest	366
Net assets acquired	$2,500